Fair Value Measurements	3 Months Ended
Mar. 30, 2017
Fair Value Measurements
Fair Value Measurements

2. Fair Value Measurements

              The Company estimates fair values in accordance with ASC 820, Fair Value Measurement. ASC 820 provides a framework for measuring fair value and expands disclosures required about fair value measurements. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Additionally, ASC 820 defines levels within a hierarchy based upon observable and non-observable inputs.

•	Level 1—Inputs that are quoted prices in active markets for identical assets or liabilities
•	Level 2—Inputs other than quoted prices in active markets for assets or liabilities that are either directly or indirectly observable
•	Level 3—Inputs that are non-observable that reflect the reporting entity's own assumptions

Assets (Liabilities) Measured at Fair Value on a Recurring Basis

(in thousands)	As of March 30, 2017	Level 1	Level 2	Level 3
Interest rate caps (cash flow hedges)	$2,020	$—	$2,020	$—

(in thousands)	As of December 29, 2016	Level 1	Level 2	Level 3
Interest rate caps (cash flow hedges)	$2,473	$—	$2,473	$—

              Our derivative contracts are negotiated with counterparties without going through a public exchange. Accordingly, our fair value assessments give consideration to the risk of counterparty default (as well as our own credit risk). Our interest rate derivatives consist of interest rate cap contracts and are valued primarily based on data readily observable in public markets.